UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 12, 2015

RALPH LAUREN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b) On May 12, 2015, Steven P. Murphy resigned from the Board of Directors of Ralph Lauren Corporation (the “Company”) for reasons other than disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Murphy and the Company intend to enter into a consulting agreement pursuant to which Mr. Murphy will be advising the Company regarding strategic and other business matters.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: May 15, 2015	By:	/s/ Robert L. Madore
		Name:	Robert L. Madore
		Title:	Senior Vice President, Chief Financial Officer